Exhibit 10.4

EVOFEM BIOSCIENCES, INC.

WAIVER AGREEMENT

THIS WAIVER AGREEMENT (this “Waiver Agreement”) is made as of April 8, 2025 by and between Evofem Biosciences, Inc. a Delaware corporation (the “Company”), and Aditxt, Inc., a Delaware corporation (the “Parent”) Adifem, Inc., f/k/a Adicure, Inc., a Delaware corporation (“Merger Sub” and together with the Company and Parent, the “Parties” and each a “Party”).

RECITALS

WHEREAS, the Parties are currently part of that certain Amended and Restated Agreement and Plan of Merger dated July 12, 2024 (as amended by that First Amendment to the Restated Merger Agreement by and among the Parties dated as of August 16, 2024, that certain Second Amendment to the Restated Merger Agreement by and among the Parties dated as of September 6, 2024, that certain Third Amendment to the Restated Merger Agreement by and among the Parties dated as of October 2, 2024, that certain Fourth Amendment dated as of November 19, 2024, and that certain Fifth Amendment dated March 22, 2025 (collectively, the “Merger Agreement”);

WHEREAS, the Parent and Merger Sub have not fully complied with the Fifth Parent Investment (as defined in the Merger Agreement) pursuant to Section 6.10 of the Merger Agreement by only investing $750,000 by the Fifth Parent Investment Date through a securities purchase agreement, senior subordinated convertible promissory note and warrant (the “Offering Documents”);

WHEREAS, the Company currently holds a termination right, under Section 8.1(f) of the Merger Agreement (the “Termination Right”) relating to the partial compliance with the Fifth Parent Investment;

WHEREAS, for good and valuable consideration, the Parent and Merger Sub have asked the Company to temporarily waive its Termination Right for the Parent and Merger Sub’s failure to comply with Section 6.10 until April 16, 2025 (the “Termination Waiver”);

WHEREAS, the Company, by execution of this Waiver Agreement, intends to agree to the Parent and Merger Sub’s request with respect to the temporary Termination Waiver;

NOW, THEREFORE, in consideration of the forgoing premises and mutual covenants, the parties agree to the following:

AGREEMENT

1.	The Termination Waiver. The Company hereby temporarily waives the Termination Right under the Merger Agreement until April 16, 2025; for avoidance of doubt, such Termination Right shall be reinstated in full at 5:00 pm PST April 16, 2025. Further, in the event the full Fifth Parent Investment is not received by the Fifth Parent Investment Date, the principal amount of the promissory note and the number of warrants reflected in the Offering Documents shall be adjusted accordingly.

2.	Successors and Assigns. The Parties acknowledge and agree that the terms of this Waiver Agreement are binding on and shall inure to the benefit of their respective beneficiaries, heirs, legatees and other statutorily designated representatives.

3.	Counterparts. This Waiver Agreement may be executed in counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

4.	Amendment. This Waiver Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Parties.

5.	Severability. If any provision of this Waiver Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Waiver Agreement will remain in full force and effect. Any provision of this Waiver Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

6.	Governing Law. This Amendment shall be governed in all respects by and construed in accordance with the laws of the State of Delaware without regard to provisions regarding choice of laws.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Waiver Agreement as of the date first written above.

COMPANY

Evofem Biosciences, Inc.

By:	/s/ Saundra Pelletier
Name:	Saundra Pelletier
Title:	Chief Executive Officer

[Signature Page to the Waiver Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Waiver Agreement as of the date first written above.

PARENT

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer

MERGER SUB

Adifem, Inc., f/k/a Adicure, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer

[Signature Page to the Waiver Agreement]

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